SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC. 20549

                                   ---------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               INTELLI-CHECK, INC.
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               (Exact Name of Registrant as Specified in its Charter)


            Delaware                                           11-3234779
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     (State of Incorporation or Organization)              (I.R.S. Employer
                                                           Identification No.)


      775 Park Avenue, Huntington, NY                            11743
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  (Address of principal executive offices)                     (Zip Code)


If this Form relates to the                If this Form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the Exchange  Securities Act of 1933 pursuant to
Act and is  effective  pursuant  to        Section 12(g) of the Exchange
general Instruction  A(c) please check     Act and is effective pursuant to
the following box. |X|                     General Instruction A(d) please check
                                           the following box.       |_|

Securities Act registration statement file number to which this form relates:
333-87797
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Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                      Name of Each Exchange on Which
      to be so Registered                      Each Class is to be Registered


 Common Stock, par value $.001 per share     The American Stock Exchange, Inc.
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                               (Title of Class)


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                               (Title of Class)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The securities to be registered are the Registrant's Common Stock, par value $.001 per share which is described under the caption "Description of Securities" under the heading "Common Stock" in the prospectus filed as part of the Registrant's Registration Statement on Form SB-2, as amended, File No. 333-87797, including any prospectus related thereto filed subsequently pursuant to Rule 424 of the Securities Act of 1933, as amended. Such description is hereby deemed to be incorporated by reference into this registration statement in accordance with the Instruction to Item 1 of this Form.

ITEM 2.    EXHIBITS.

           1. Registration Statement on Form SB-2, as amended (File No. 333-87797), originally filed on September 24, 1999 and subsequently amended by amendment No. 1 thereto filed on November 1, 1999 (Incorporated by reference).

           2. Registrant's Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to registrant's registration statement on Form SB-2, registration no. 333-87797.

           3.     Registrant's  By-laws are incorporated by reference to Exhibit
3.2 to registrant's registration statement on Form SB-2, registration number 333-87797.

           4.     Specimen  of   Registrant's   Common  Stock   Certificate   is
incorporated by reference to Exhibit 4.1 to Registrant's Registration Statement on Form SB-2, registration no. 333-87797.

                                   SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: November 10, 1999


                                    INTELLI-CHECK, INC.



                                    By /s/ Frank Mandelbaum
                                      -----------------------------
                                           Frank Mandelbaum
                                             Chairman and
                                        Chief Executive Officer

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